SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 14, 2011

Colombia Clean Power & Fuels, Inc.
(Exact Name of Registrant as Specified in Charter)

NEVADA	000-32735	87-0567033
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

181 3rd STREET, SUITE 150-B, SAN RAFAEL, CA	94901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 460-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2011, the Company filed a Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock (the “Certificate of Designations”) with the Secretary of State of Nevada.  In connection with the adoption of the Certificate of Designations, the Board of Directors of the Company authorized the creation of a series of 3,000,000 shares of Series A Convertible Preferred Stock.  A copy of the Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Colombia Clean Power & Fuels, Inc.

Date: February 14, 2011	By	/s/ Daniel F. Carlson
Daniel F. Carlson, CFO